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                                                                  EXHIBIT 99.3





IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS SCHEDULE OR EXHIBIT IS BEING FILED IN PAPER FORMAT PURSUANT TO A CONTINUING HARDSHIP EXEMPTION AND IS PUBLICLY AVAILABLE THROUGH THE PUBLIC REFERENCE FACILITIES MAINTAINED BY THE SECURITIES AND EXCHANGE COMMISSION.